UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2020

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FCBP	Nasdaq Capital Market

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Entry into Employment Agreements with Executive Officers

Effective as of April 1, 2020, First Choice Bancorp (the “Company”) and its wholly-owned subsidiary, First Choice Bank (the “Bank”) entered into a joint employment agreement with Robert M. Franko to serve as the President and CEO of the Company and the Bank for a three-year term pursuant to which the Company has agreed to provide Mr. Franko with an annual base salary of $500,000, subject to upward adjustment in the sole discretion of the Company’s Board of Directors. Under the terms of his employment agreement, Mr. Franko will also be provided with an automobile allowance of $1,000 per month to cover his automobile costs for all gasoline, oil, repairs, maintenance and insurance cost. In addition, the Company has agreed to provide Mr. Franko and his direct and immediate family with, and pay for, participation in medical, dental, vision, accident and health benefits, appropriate life and disability insurance. Under the terms of his employment agreement, Mr. Franko will be eligible to participate in any pension or profit-sharing plan, deferred compensation plan, salary continuation plan, stock purchase plan, or similar benefit or retirement program, including the Company’s 401k Plan, as approved by the Board of Directors now or hereafter existing, to the extent that he is eligible under the provisions thereof and commensurate with his position in relationship to other participants. As of the date hereof, the Company only has a 401(k) Plan. If Mr. Franko is terminated without “cause” (as defined in his employment agreement) or Mr. Franko terminates his employment for “good reason” (as defined in his employment agreement), the Company has agreed to provide Mr. Franko with a severance benefit that includes (a) a lump sum payment equal to twenty-four (24) months of his then-current base salary and the average of the cash portion of his annual bonus over the three year period prior to termination; (b) continuation of group health, dental and vision benefits for a period of twenty-four (24) months following termination; and (c) immediate vesting of all then-unvested equity grants or awards. In addition, in the event Mr. Franko’s employment is terminated without “cause” or Mr. Franko terminates his employment for “good reason” in connection with or following a “change in control” of the Company (as defined in his employment agreement), the Company has agreed to provide Mr. Franko with such severance benefits as more particularly described below. Mr. Franko’s prior employment agreement with the Company and the Bank, dated February 22, 2018, was immediately terminated upon effectiveness of this employment agreement.

Effective as of April 1, 2020, the Company and the Bank entered into a joint employment agreement with Khoi D. Dang to serve as the Executive Vice President and General Counsel of the Company and the Bank for a two-year term pursuant to which the Company has agreed to provide Mr. Dang with an annual base salary of $289,870, subject to upward adjustment in the sole discretion of the Company’s Board of Directors. Under the terms of his employment agreement, Mr. Dang will also be provided with an automobile allowance of $1,000 per month to cover his automobile costs for all gasoline, oil, repairs, maintenance and insurance cost. In addition, the Company has agreed to provide Mr. Dang and his direct and immediate family with, and pay for, participation in medical, dental, vision, accident and health benefits, appropriate life and disability insurance. Under the terms of his employment agreement, Mr. Dang will be eligible to participate in any pension or profit-sharing plan, deferred compensation plan, salary continuation plan, stock purchase plan, or similar benefit or retirement program, including the Company’s 401k Plan, as approved by the Board of Directors now or hereafter existing, to the extent that he is eligible under the provisions thereof and commensurate with his position in relationship to other participants. As of the date hereof, the Company only has a 401(k) Plan. If Mr. Dang is terminated without “cause” (as defined in his employment agreement) or Mr. Dang terminates his employment for “good reason” (as defined in his employment agreement), the Company has agreed to provide Mr. Dang with a severance benefit that includes (a) a lump sum payment equal to twelve (12) months of his then-current base salary and the average of the cash portion of his annual bonus over the three year period prior to termination; (b) continuation of group health, dental and vision benefits for a period of twelve (12) months following termination; and (c) immediate vesting of all then-unvested equity grants or awards. In addition, in the event Mr. Dang’s employment is terminated without “cause” or Mr. Dang terminates his employment for “good reason” in connection with or following a “change in control” of the Company (as defined in his employment agreement), the Company has agreed to provide Mr. Dang with such severance benefits as more particularly described below.

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Effective as of April 1, 2020, the Bank entered into an employment agreement with Gene May to serve as the Executive Vice President and Chief Credit Officer of the Bank for a two-year term pursuant to which the Bank has agreed to provide Mr. May with an annual base salary of $241,944, subject to upward adjustment in the sole discretion of the Bank’s Board of Directors. Under the terms of his employment agreement, Mr. May will also be provided with an automobile allowance of $1,000 per month to cover his automobile costs for all gasoline, oil, repairs, maintenance and insurance cost. In addition, the Bank has agreed to provide Mr. May and his direct and immediate family with, and pay for, participation in medical, dental, vision, accident and health benefits, appropriate life and disability insurance. Under the terms of his employment agreement, Mr. May will be eligible to participate in any pension or profit-sharing plan, deferred compensation plan, salary continuation plan, stock purchase plan, or similar benefit or retirement program, including the Bank’s 401k Plan, as approved by the Board of Directors now or hereafter existing, to the extent that he is eligible under the provisions thereof and commensurate with his position in relationship to other participants. As of the date hereof, the Bank only has a 401(k) Plan. If Mr. May is terminated without “cause” (as defined in his employment agreement) or Mr. May terminates his employment for “good reason” (as defined in his employment agreement), the Bank has agreed to provide Mr. May with a severance benefit that includes (a) a lump sum payment equal to twelve (12) months of his then-current base salary and the average of the cash portion of his annual bonus over the three year period prior to termination; (b) continuation of group health, dental and vision benefits for a period of twelve (12) months following termination; and (c) immediate vesting of all then-unvested equity grants or awards. In addition, in the event Mr. May’s employment is terminated without “cause” or Mr. May terminates his employment for “good reason” in connection with or following a “change in control” of the Bank (as defined in his employment agreement), the Bank has agreed to provide Mr. May with such severance benefits as more particularly described below.

Effective as of April 1, 2020, the Bank entered into an employment agreement with Yolanda S. Su to serve as the Executive Vice President and Chief Operations Administrator of the Bank for a two-year term pursuant to which the Bank has agreed to provide Ms. Su with an annual base salary of $250,000, subject to upward adjustment in the sole discretion of the Bank’s Board of Directors. Under the terms of her employment agreement, Ms. Su will also be provided with an automobile allowance of $1,000 per month to cover her automobile costs for all gasoline, oil, repairs, maintenance and insurance cost. In addition, the Bank has agreed to provide Ms. Su and her direct and immediate family with, and pay for, participation in medical, dental, vision, accident and health benefits, appropriate life and disability insurance. Under the terms of her employment agreement, Ms. Su will be eligible to participate in any pension or profit-sharing plan, deferred compensation plan, salary continuation plan, stock purchase plan, or similar benefit or retirement program, including the Bank’s 401k Plan, as approved by the Board of Directors now or hereafter existing, to the extent that he is eligible under the provisions thereof and commensurate with her position in relationship to other participants. As of the date hereof, the Bank only has a 401(k) Plan. If Ms. Su is terminated without “cause” (as defined in her employment agreement) or Ms. Su terminates her employment for “good reason” (as defined in her employment agreement), the Bank has agreed to provide Ms. Su with a severance benefit that includes (a) a lump sum payment equal to twelve (12) months of her then-current base salary and the average of the cash portion of her annual bonus over the three year period prior to termination; (b) continuation of group health, dental and vision benefits for a period of twelve (12) months following termination; and (c) immediate vesting of all then-unvested equity grants or awards. In addition, in the event Ms. Su’s employment is terminated without “cause” or Ms. Su terminates her employment for “good reason” in connection with or following a “change in control” of the Bank (as defined in her employment agreement), the Bank has agreed to provide Ms. Su with such severance benefits as more particularly described below.

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Under the terms of their respective employment agreements as described above, if, after the occurrence of a “change in control” of the Company and/or the Bank (as that term is defined in their respective employment agreements), Mr. Franko, Mr. Dang, Mr. May or Ms. Su (each, a “Named Executive Officer”) is terminated other than for “cause,” the Named Executive Officers terminates his or her employment with the Company, Bank or the surviving company for “good reason” (as defined in his or her employment agreement) or the Named Executive is not retained by the Company or the surviving company following a change in control, then the Named Executive Officer will be entitled to certain severance benefits, including (a) a cash payment equal to a multiple, as disclosed in the table below,of the sum of their then current base salary and the average cash bonus over the immediately preceding three years; (b) continuation of group health, dental and vision benefits for certain period ranging from eighteen (18) months to twenty-four (24) months; and (c) immediate vesting of all then-unvested equity grants or awards.

Under the terms of these employment agreements, if the payments to a Named Executive Officer, together with any other payments which a Named Executive Officer has the right to receive from the Company would constitute a “parachute payment” under the Internal Revenue Code Section 280G, the payments pursuant to this agreement then the aggregate of these payments will be reduced so that the maximum amount of these payments (after reduction) will be one dollar ($1.00) less than the amount that would cause the aggregate of these payments to be subject to the excise tax imposed by section 4999 of the Internal Revenue Code (or nondeductible by the Company under Internal Revenue Code Section 280G) or any interest or penalties with respect to such excise tax. However, the aggregate of these payments will only be reduced to the extent the after-tax value of amounts received by the Named Executive Officer after application of the above reduction would exceed the after-tax value of the aggregate of these payments without application of such reduction.

The provision of all severance benefits, including severance benefits payable in connection with a change in control of the Company is contingent upon the Named Executive Officer executing a general release in favor of the Company and the Bank, is subject to the prior receipt of any necessary regulatory approvals, including the approval or the non-objection of the FDIC to the severance payment, and is subject to recovery by the Company and/or the Bank if the Board determines that the Named Executive Officer has committed, is substantially responsible for, or has violated, the respective acts or omissions, conditions or offenses described in 12 CFR §359.4(a)(4).

The following table provides information regarding the potential payments to the Named Executive Officers.

Named	Change in Control Multiple of Salary and Average Bonus[1]	Continuation of Benefits (No. of Months)

Robert M. Franko	2.99x	24 months
Khoi D. Dang	1.5x	18 months
Gene May	1.5x	18 months
Yolanda S. Su	1.5x	18 months

1 The term “Average Bonus” is defined in the employment agreements as the average of the aggregate cash bonus, if any, paid or payable to the Named Executive Officer for each of the three (3) fiscal years preceding the fiscal year in which the Executive’s termination of employment occurs (or such fewer number of fiscal years for which the Executive was eligible to receive a bonus and/or incentive award), provided, however, that if any of the preceding fiscal years includes the year 2019 and any prior years, then the Average Bonus shall be calculated using the aggregate cash bonus and/or incentive award (inclusive of the cash portion and the equity portion thereof) for those years and not any fiscal years subsequent thereto.

The foregoing descriptions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to the agreements attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 of this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Employment Agreement, dated April 1, 2020, with Robert M. Franko
10.2	Employment Agreement, dated April 1, 2020, with Khoi D. Dang
10.3	Employment Agreement, dated April 1, 2020, with Gene May
10.4	Employment Agreement, dated April 1, 2020, with Yolanda S. Su

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First Choice Bancorp

Date: April 1, 2020	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

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